UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2020

Gladstone Land Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35795	54-1892552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LAND	The Nasdaq Stock Market, LLC
6.375% Series A Cumulative Term Preferred Stock, $0.001 par value per share	LANDP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

Set forth below are certain preliminary estimates of the results of operations of Gladstone Land Corporation (the “Company”) for the three months ended September 30, 2020. These estimates represent the most current information available to management because the Company’s financial closing procedures for the quarter ended September 30, 2020 are not yet complete. These estimates are not a comprehensive statement of the Company’s financial results for the three months ended September 30, 2020, and the Company’s actual results may differ materially from these estimates as a result of the completion of the Company’s financial closing procedures, final adjustments and other developments arising between now and the time that the Company’s financial results for the three months ended September 30, 2020 are finalized. The estimates for the three months ended September 30, 2020 are not necessarily indicative of any future period and should be read together with the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. The preliminary financial data included below has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, PwC does not express an opinion or any other form of assurance with respect thereto.

The following reflects our preliminary net income, funds from operations (“FFO”) available to common stockholders and non-controlling holders of common units of limited partnership interest in the Company’s operating partnership (“OP Unitholders”), and lease revenues for the three months ended September 30, 2020:

Net income for the three months ended September 30, 2020 is preliminarily estimated to be between approximately $1.4 million and $1.9 million.

FFO available to common stockholders and non-controlling OP Unitholders for the three months ended September 30, 2020 is preliminarily estimated to be between $0.14 per share and $0.16 per share.

Lease revenues for the three months ended September 30, 2020 is preliminarily estimated to be between approximately $13.6 million and $14.3 million, including participation rent amounts of between approximately $0.8 million and $1.1 million.

The following table provides a reconciliation of the preliminary estimated range of the Company’s FFO available to common stockholders and non-controlling OP Unitholders for the three months ended September 30, 2020, to the most directly comparable Generally Accepted Accounting Principles in the United States (“GAAP”) measure, net income available to common stockholders and non-controlling OP Unitholders. As part of the reconciliation of estimated FFO, a non-GAAP measure provided for the quarter ended September 30, 2020, the Company has included an estimated range of the nearest GAAP measure, net income and related adjustments, based on its preliminary estimates for the corresponding period. The Company’s preliminary estimates are not complete and the figures provided in the reconciliation are subject to significant change based on a number of factors, and are provided solely for purposes of the reconciliation, and not for any other purpose. Investors are cautioned not to rely on these figures for any investment-related decision. The actual net income, determined in accordance with GAAP, will be as presented in the Company’s Quarterly Report on Form 10-Q and may be greater or less than the current estimated range.

	Three Months Ended September 30, 2020
Net income	$1,449	–	$1,910
Less: Aggregate dividends declared on preferred stock	(2,361)	–	(2,361)

Net loss available to common stockholders and non-controlling OP Unitholders	(912)	–	(450)

Plus: Real estate and intangible depreciation and amortization	3,994	–	3,994
Less: Gains on dispositions of real estate assets, net	(6)	–	(6)
Adjustments for unconsolidated entities	5	–	5

FFO available to common stockholders and non-controlling OP Unitholders	$3,081	–	$3,542

The Company believes that FFO available to common stockholders and non-controlling OP Unitholders is useful to investors because it provides investors with a further context for evaluating the Company’s FFO results in the same manner that investors use net income, in evaluating net income available to common stockholders and non-controlling OP Unitholders. In addition, because most real estate investment trusts (“REITs”) provide this metric to the investment community, the Company believes FFO available to common stockholders and non-controlling OP Unitholders is a useful supplemental measure when comparing us to other REITs. The Company believes that net income is the most directly comparable measure to FFO under GAAP.

All preliminary estimates for the quarter ended September 30, 2020 are subject to revision as the Company prepares its financial statements and disclosure for the three months ended September 30, 2020, and such revisions may be significant. Final figures will be presented in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 and may be greater or less than the current estimated range.

The information set forth in this Item 2.02 contains forward-looking statements. These forward-looking statements may be identified by their use of terms and phrases such as “estimate,” “expect,” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s preliminary estimates of the results of operations for the quarter ended September 30, 2020 and financial condition as of September 30, 2020. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to the finalization of the Company’s financial statements for the three months ended September 30, 2020. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information set forth in this Item 2.02 is deemed to be furnished and shall not be deemed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation

October 7, 2020	By:	/s/ Lewis Parrish
Lewis Parrish
Chief Financial Officer